UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2016

MCORPCX, INC.

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

000-54918	26-0030631
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California 94105

(Address of Office)

(415) 526-2655

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

McorpCX, Inc. (the "Company") held its 2016 Annual Meeting of Shareholders on August 10, 2016. At this meeting, shareholders were requested to: 1) elect a board of directors; 2) amend the Company's articles of incorporation to increase the total number of shares of common stock which the Company is authorized to issue from thirty million (30,000,000) shares of common stock to five hundred million (500,000,000) shares of common stock; 3) approve the McorpCX, Inc. Amended and Restated Stock Option Plan (the "Plan"); 4) ratify the appointment of MaloneBailey LLP as the Company's independent auditors for 2016; and 5) approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, all of which were described in more detail in the Company's Definitive Proxy Statement on Schedule 14A dated July 11, 2016 (the "Proxy Statement"). The results of the voting on the matters submitted to the Company's shareholders are as follows:

1.	Election of directors to hold office for the ensuring year.

All of the four nominees for the Company's board of directors were elected, and the voting results are set forth below:

	For	Withheld	Abstentions and Broker Non-Votes
Michael Hinshaw	7,849,200	2,787,302	157,163
Ashley Garnot	10,236,502	400,000	157,163
Hugh Rogers	10,236,502	400,000	157,163
Daniel Carlson	10,236,502	400,000	157,163

2.	Amendment to the Company's Articles of Incorporation.

The proposed amendment to the Company's articles of incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 30,000,000 shares of common stock to 500,000,000 shares of common stock was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
10,793,665	-	-	-

3.	Approval of the McorpCX, Inc. Amended and Restated Stock Option Plan.

The Plan was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
10,211,502	425,000	-	157,163

4.	Appointment of Independent Auditors.

The ratification of the appointment of MaloneBailey LLP as the Company's independent auditors for fiscal year 2016 was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
10,793,665	-	-	-

5.	Non-Binding Advisory Vote on Executive Compensation

The Company's shareholders approved on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
10,211,502	425,000	-	157,163

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCORPCX, INC.

/s/ Michael Hinshaw

Michael Hinshaw

President and Chief Executive Officer

Date: August 16, 2016